Exhibit 10.4 Form of Escrow Agreement between Annapolis National Bancorp, Inc. and the First National Bank of Maryland





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                            FORM OF ESCROW AGREEMENT
                                ----------------



        THIS ESCROW AGREEMENT (the "Escrow Agreement") is made and entered into as of this __ day of ___________________ by and between ANNAPOLIS NATIONAL BANCORP, INC. (THE "Company"), a Maryland banking corporation and FMB TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association ("FMB").

                                    RECITALS
                                    --------


        WHEREAS, the Company is engaged in the offering for sale of a minimum of $2,000,004 and a maximum of $5,000,004 through the sale of shares of common stock of the Company, at $6.00 per share (the "Shares");

        WHEREAS, the offering is conditioned upon the sale of $2,000,004 through the sale of common shares (the "Minimum Amount") on or before _______ or such later dates as may be extended one or more times by the Company, pursuant to an extension notice as provided in section 5.2 (the "Extension Notice"), (the "Minimum Subscription Termination Date");

        WHEREAS, the Company may offer for sale up to $5,000,004 of common shares (the "Maximum Amount") on or before _______ or such later date as may be extended one or more times by the Company pursuant to the Extension Notice, (the "Termination Date");

        WHEREAS, the Company has engaged Keefe, Bruyette & Woods, Inc. to act as agent in offering the Units; and

        WHEREAS, each interested party desiring to purchase shares (a "Subscriber") will be required to forward to the Company a check payable to the order of "FMB Trust Company" in an amount equal to his/his/their subscription computed on the basis of $6.00 per Share (the "Escrow Funds and the Minimum Amount when actually collected by the Escrow Agent shall hereinafter be referred to as the "Minimum Escrow Funds" while any amount in excess of the Minimum Escrow Funds actually collected by the Escrow Agent shall be referred to as Excess Escrow Funds"); and


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        WHEREAS, the Company proposes to establish an Escrow Account and desires that FMB act as escrow agent (the "Escrow Agent") for the sole purpose of depositing, holding and disbursing the Escrow Funds in accordance with the terms and conditions hereinafter set forth.

        NOW THEREFORE, in consideration of the foregoing recitals, the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. ESTABLISHMENT OF ESCROW ACCOUNT
           -------------------------------

        1.1 FMB hereby accepts appointment as Escrow Agent, to deposit, hold, invest, and disburse the Escrow Funds as provided herein.

        1.2 Upon the execution of this Escrow Agreement by the parties hereto, the Escrow Agent shall establish a separate escrow account (the "Escrow Account") to be designated substantially as follows: Annapolis National Bancorp Escrow Account, FMB Trust Company, Escrow Agent.

        2. DEPOSIT OF FUNDS
           ----------------

        2.1 The Escrow Agent shall receive checks made payable to FMB Trust Company along with a copy of the subscription agreement from the Company. The Escrow Agent shall present the checks for payment and upon receipt of the proceeds the ("Proceeds") shall hold such Proceeds in escrow. The Escrow Agent shall notify the Company of all dishonored checks immediately following the Escrow Agent's notification of same.

        2.2 The Escrow Agent shall deliver to the Company when requested the date and amounts of each deposit.

        3. INVESTMENT OF FUNDS
           -------------------

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        3.1 The Escrow Agent at the direction of the Company shall invest the
Escrow Funds in ARK U.S. Treasury Money Market Portfolio or ARK U.S. Government Money Market Portfolio which are proprietary money market funds of the Escrow Agent for which the Escrow Agent or an affiliate is investment advisor or provides other services to such money market funds and receives reasonable compensation for such services, until otherwise directed by the Company in writing. The ARK Funds seek to maintain a constant net asset value of $1.00 per share. Shares can be redeemed each day the fund is open.

        3.2 The Escrow Agent shall not be allowed to invest the Escrow Funds until the next banking day after receipt of the Proceeds.

        4. DISBURSEMENT OF ESCROW FUNDS
           ----------------------------

        4.1 Unless the Escrow Agreement has terminated pursuant to Section 5, at such time as the Company determines that the funds representing the sale of the Minimum Amount have been deposited in the Escrow Account, the Company shall notify the Escrow Agent, in writing, that the Minimum Amount of subscriptions has been accepted. Such written notification also shall instruct the Escrow Agent to release and disburse the Escrow Funds to the Company, within ten (10) banking days after receipt of such notice, but only after the Escrow Agent has verified the Minimum Amount of subscriptions has been accepted and that the Escrow Funds are collected.

        4.2 Following receipt and disbursement of the Minimum Amount, the Escrow Agent shall disburse the Excess Escrow Funds to the Company on a weekly basis unless directed by the company in writing to disburse on a less frequent schedule.

        4.3 The Company is entitled to withdraw any interest earned on invested funds when the Company has determined the Minimum Amount of subscriptions has been deposited in the Escrow Account.


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        5. TERMINATION OF ESCROW AGREEMENT
           -------------------------------

        5.1 The Escrow Agreement shall terminate upon the final disbursement of all funds held by the Escrow Agent hereunder, but not later than the Termination Date. If the funds have not been disbused pursuant to Section 4 on or before the close of business on the Termination Date, the Escrow Agent shall, without demand or direction from the Company, return the Escrow Funds (upon verification that such funds have been collected), with interest, to the Subscribers whose names have previously been provided to the Escrow Agent within fifteen (15) banking days after such date. Said disbursement to Subscribers shall be of their original capital investment with interest at 3% per annum calculated on an actual over 365 day basis, but without penalty or deduction. The Escrow Agent will not under any circumstances be required to risk or pay out any of its own money while carrying out its duties under the Escrow Agreement.

        5.2 The Company shall have the option to extend the Minimum Subscription Termination Date and the Termination Date and the term of this Escrow Agreement one or more times by providing Minimum Subscription Termination Date or the Extension Notice in substantially the form attached hereto as Exhibit A. The Extension Notice shall state that the Termination Date has been extended consistent with the terms and conditions of the offering and shall specify the period of time for which the extension is effective. The Minimum Subscription Termination Date and the Termination Date may not be extended by the Company beyond ____________, 1999.

        6. REJECTED SUBSCRIPTIONS
           ----------------------

        The Company shall notify the Escrow Agent in writing of any Subscription Agreement rejected by the Company. The Company may reject any Subscription Agreement in whole or in part. Upon the receipt of a notice of rejection, the Escrow Agent shall return to the Subscriber signing the rejected Subscription Agreement within fifteen (15) banking days after receipt of such notice, the amount tendered therewith, (upon verification that such funds have been collected) or in the case of a partial rejection, the appropriate portion of the original deposit


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without interest.

        7. RETURN OF ESCROW FUNDS TO SUBSCRIBERS
           -------------------------------------

        All returns and deliveries to a Subscriber hereunder shall be mailed by a regular first class mail to the residential or business address of such Subscriber appearing in his Subscription Agreement. Any payment to a Subscriber may be made by a check or draft drawn on FMB.

        8. COMPENSATION
           ------------

        8.1 The Company agrees to pay to the Escrow Agent as compensation for performing its duties, a $1,000.00 Acceptance fee, an Annual Administrative fee of $2,500.00, plus $10.00 for each subscription received in excess of 150 subscriptions and $15.00 for each subscription returned in whole or in part, and $20.00 for each payment of interest, by check or wire. A transaction fee of $20.00 per investment will be assessed for any investment other than in ARK Money Market Funds. The Company will be assessed a $10.00 fee for each returned check. Any out-of-pocket expenses will be reimbursed to the Escrow Agent by the Company for all expenses paid or incurred by it in the performance of Escrow Agent duties hereunder. In the event that the Minimum Amount is not achieved and the Escrow Agreement is terminated on the Minimum Amount Termination Date, the Escrow Agent will invoice the Company for all the above described fees due at that time. If the Minimum Amount is received, then the Escrow Agent will deduct all fees resulting from the receipt of the Minimum Amount from the disbursement of the Minimum Amount to the Company. All fees resulting from any Excess Escrow Funds disbursed to the Company shall be remitted to the Escrow Agent by the company by the termination date, but not less frequently than annually from the effective date of the Escrow Agreement.

        9. STANDARD OF CARE FOR ESCROW AGREEMENT
           -------------------------------------

        9.1 The Escrow Agent shall be responsible only for performance of its duties as


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specified in the Escrow Agreement, and no implied covenants, duties, or obligations shall bind or be enforceable against the Escrow Agent by any person. The Escrow Agent shall be held free from all liability to the Company except for any act or failure to act constituting gross negligence or willful misconduct. It is expressly understood by the parties hereto that the Escrow Agent's obligations under this Section 9.1, however, shall survive the termination of this Escrow Agreement.

        9.2 The Escrow Agent may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion of counsel, other advice of counsel (including counsel selected by the Escrow Agent), statement, instrument, report, or other document (not only as to its due execution and validity and effectiveness thereof, but also as to the truth and acceptability of any information therein contained) that is reasonably believed by the Escrow Agent to be genuine and to be signed by the proper person or persons. The Vice President of the Company has been designated as the authorized representative of the Company to act on behalf of the Company in respect of this Escrow Agreement, and is authorized to take all actions and do all things as the authorized representative of the Company required or permitted under the terms of this Escrow Agreement by the Company and his true and genuine specimen signature appears below.

        9.3 The Escrow Agent shall not be bound by any modification, termination, or rescission of the Escrow Agreement, or any of the terms hereof, unless executed in writing by the Company and the Escrow Agent and delivered to the Escrow Agent.

        9.4 The Company shall indemnify the Escrow Agent and hold it harmless from any and all claims, liabilities, losses, or any other expenses, fees, or charges of any character or nature, that it may incur or with which it may be threatened by reason of its acting as Escrow Agent under the Escrow Agreement, including, but not limited to, any and all damages, direct, indirect, consequential, special or punitive, costs, losses, and other expenses, including reasonable attorney's fees and expenses, resulting from or arising in connection with any action, suit, or proceeding incident to the Escrow Agent's acting as such hereunder.


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        10. DISAGREEMENTS
            -------------

        In the event of any dispute in respect of the disbursement of all or any portion of the Escrow Funds, or if any disagreements arise among the parties hereto in respect of the interpretation of this Escrow Agreement, or concerning their rights and obligations hereunder, or the propriety of any action contemplated by the Escrow Agent hereunder, or if the Escrow Agent in good faith is in doubt as to what action should be taken hereunder, the Escrow Agent shall not be obligated to resolve the dispute or disagreement or to make any disbursement of all or any portion of the Escrow Funds, but may commence an action in the nature of an interpleader and seek to deposit such funds in a court of competent jurisdiction, and thereby shall be discharged from any further duty or obligation in respect to the Escrow Funds. The Escrow Agent, in its sole discretion, may elect in lieu of filing such action in interpleader to cease to perform under the Escrow Agreement and all instructions received in connection herewith until the Escrow Agent has received a written notice of resolution of such dispute or disagreement signed by the parties to such dispute or disagreement.

        11. RESIGNATION OF ESCROW AGENT
            ---------------------------

        The Escrow Agent or any successor to the Escrow Agent ("Successor Escrow Agent") may at any time resign and be discharged of the escrow hereby created by giving written notice to the Company specifying the date upon which it desires that such resignation shall take effect. Such resignation shall take effect on the earlier of (a) the date specified in such notice, which date shall not be earlier than thirty (30) banking days after giving such notice, or (b) the date upon which the Company shall have appointed the Successor Escrow Agent. If no Successor Escrow Agent shall have been appointed as of the effective date of the resignation of the Escrow Agent as set forth above, the Escrow Agent may petition, but shall not be required to petition, a court of competent jurisdiction for the appointment of a Successor Escrow Agent.

        The Escrow Agent's sole duty shall be to hold, invest in permitted money market funds and retain the Escrow Funds absent written notice by the Company or a court of competent


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jurisdiction to release of funds to a Successor Escrow Agent or directed recipient. All outstanding fees and expenses of the Escrow Agent shall be deducted prior to the release of Escrow Funds to the Successor Escrow Agent or the directed recipient of the Escrow Funds.

        12. NOTICES
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        12.1 All notices and communications hereunder shall be in writing and shall be deemed to be duly given if sent by first class mail, or by an overnight delivery service, to the respective addresses hereafter set forth.

        (a) To the Company:  Annapolis National Bancorp, Inc.
                             180 Admiral Cochrane Dr., Suite 300
                             Annapolis, Maryland 21401
                             Attn: John Marhefka, Vice President

        (b) To Escrow Agent: FMB Trust Company, N.A.
                             Suite 1601  BANC 101-591
                             25 South Charles Street
                             Baltimore, Maryland 21201
                             Attention: Annapolis National Bancorp,
                             Escrow Account.

        12.2 The Company and Escrow Agent shall each have the right to change the addresses to which notices shall be delivered upon notice thereof to the other party sent pursuant to the provisions of this Section 12.

        13. GENERAL
            -------

        13.1 The rights under this Escrow Agreement shall inure to the benefit of, and the obligations created hereby shall be binding upon, the parties hereto and their respective successors and assigns.


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        13.2 This Escrow Agreement shall be construed, governed, and enforced according to the laws of the State of Maryland.

        13.3 This Escrow Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the matters herein set forth, and all prior negotiations, writings and understanding relating to the subject matter of the Escrow Agreement are merged herein and are superseded and cancelled by this Escrow Agreement. The Company agrees to execute any and all additional documents reasonably required by the Escrow Agent to carry into effect the intent of this Escrow Agreement.

        IN WITNESS WHEREOF, each party has caused this Escrow Agreements to be signed and executed in its name by its proper and duly authorized officer or officers on the day and year first above written.

ATTEST:                               ANNAPOLIS NATIONAL BANCORP, INC.


                                      By: ______________________
                                      Vice President



ATTEST:                               FMB TRUST COMPANY, NATIONAL
                                      ASSOCIATION, Escrow Agent



By: ______________________            By: ______________________
Authorized Officer                    Vice President


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                                  EXHIBIT "A"


FMB Trust Company, N.A.
Suite 1601  BAN 101-591
25 South Charles Street
Baltimore, Maryland 21201
ATTN: Corporate Trust Dept.

Gentlemen:

        Under the terms and conditions of the Prospectus dated ________, 1997, and the Escrow Agreement between Annapolis National Bancorp and FMB Trust Company, N.A. dated ___________, 1997, you are hereby notified that the Minimum Subscription Termination Date or Termination Date has been extended as indicated below. Official documentation confirming the change noted below is attached.




        The Minimum Subscription Termination Date or the Termination Date applicable to the Prospectus noted above is extended to ____________, 19__.

                                               Sincerely,




                                               Vice President


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